UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): July 10, 2008

OMNI ENERGY SERVICES CORP.

(Exact name of registrant as specified in its charter)

LOUISIANA	0-23383	72-1395273
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4500 N.E. EVANGELINE THRUWAY

CARENCRO, LOUISIANA 70520

(Address of principal executive offices) (Zip Code)

(337) 896-6664

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K/A is filed as an amendment (Amendment No. 1) to the Current Report on Form 8-K filed with the Securities and Exchange Commission by OMNI Energy Services Corp. (the “Company”) under Items 2.01 and 9.01 on April 30, 2008. Amendment No. 1 is being filed to include the financial statements and pro forma financial information omitted from the initial filing of the Current Report, in accordance with Item 9.01.

Item 2.01	Completion of Acquisition or Disposition of Assets.

As previously reported, on April 24, 2008, the Company acquired 100% of the common stock of Industrial Lift Truck and Equipment Co., Inc., a Louisiana corporation (“ILT”), pursuant to a Stock Purchase and Sale Agreement dated April 23, 2008, by and among the Company, ILT, and holders of one hundred percent of the outstanding stock of ILT. For a complete description of the Company’s acquisition of ILT, refer to Item 2.01 of the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on April 30, 2008, which Item 2.01 is incorporated in its entirety herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

The following Audited Historical Financial Statements of Industrial Lift Truck and Equipment Co., Inc. together with the Independent Auditors’ Report thereon signed by Postlethwaite & Netterville, APAC are attached as Exhibit 99.1 to this Current Report on Form
8-K/A and are incorporated herein by reference:

1.	Balance Sheet as of December 31, 2007.

2.	Statement of Operations for the year ended December 31, 2007.

3.	Statement of Cash Flows for the year ended December 31, 2007.

4.	Notes to Financial Statements.

(b)	Pro Forma Financial Information

The following Unaudited Pro Forma Condensed Combined Financial Information is attached as Exhibit 99.2 to this Current Report on Form 8-K/A and is incorporated herein by reference:

1.	Pro Forma Combined Balance Sheet as of March 31, 2008.

2.	Pro Forma Condensed Combined Statements of Operations for the year ended December 31, 2007.

3.	Pro Forma Condensed Combined Statements of Operations for the three months ended March 31, 2008.

4.	Notes to Unaudited Pro Forma Financial Statements

(c) Exhibits.

Exhibit Number	Description
23.1	Consent of Postlethwaite & Netterville, APAC

99.1	Industrial Lift Truck and Equipment Co., Inc. Audited Historical Financial Statements.

99.2	Unaudited Pro Forma Condensed Combined Financial Statements of OMNI Energy Services Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMNI ENERGY SERVICES CORP.
Dated: July 10, 2008
	By:	/s/ Ronald D. Mogel
Ronald D. Mogel
Senior Vice President and Chief Financial Officer